Supplement dated April 5, 2004 to the Statement of Additional Information dated May 1, 2003

The discussion under the caption "THE ADVISER" on page B-16 is hereby supplemented by adding the following paragraph:

"Pursuant to a board resolution, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record-keeping, tax reporting and other services to their clients who invest in the Trust. For these services, the Trust may pay these third-party providers an amount approximately equal to the avoided cost savings the Trust realizes by not having to pay the transfer agent shareholder service fees for those accounts. Parnassus Investments may elect to pay such service providers an additional amount."